UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2014

DEVELOPMENT CAPITAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-54566	27-3746561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Biscayne Blvd., Suite 419, Miami, FL 33138
(Address of principal executive offices, including zip code)

(289) 208-8052
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

On April 3, 2014, Development Capital Group, Inc. (“Company”) filed a Current Report on Form 8-K (“Original Filing”) to report its acquisition of Clearance.co, a California corporation (“Clearance”). This Form 8-K/A amends where noted, the Original Filing, to include Clearance’s audited financial statements for the period ended December 31, 2013, and the unaudited pro forma financial information related to the acquisition as required by Items 9.01(a) and 9.01(b) of the instructions to a Current Report on Form 8-K. Additionally, the Company is voluntarily disclosing “Form 10 Information.”

Item 8.01 Other Events

Form 10 Information

Item 1. Business.

Overview

We incorporated on September 27, 2010 under the laws of the State of Florida, as Development Capital Group, Inc. For the years ended March 31, 2012 and 2011, we provided transportation and logistics services for a wide range of manufacturing, industrial and retail customers.  In February 2013, there was a change of control and we discontinued previous operations and concurrently incubated RealtyValuator.Com (see discussion below).

Our overall business plan is the identification and investment in early-stage technology companies that have the potential to revolutionize traditional industries and transform markets.  With our collective experience of building successful businesses, we anticipate acquiring or investing in companies who either have undervalued assets or whose existing businesses require capital investment in order to achieve scale.   Currently, through our two wholly owned subsidiaries, RealtyValuator.com and Clearance.co (see discussions below) have moved from an incubation process to accelerator operations, focused on mobile, web, and user acquisition.

Clearance.co

Our wholly owned subsidiary, Clearance.co, a California corporation (“Clearance”), owns and operates the website Clearance.co. The website is an e-commerce website, which deals exclusively in discount, clearance and closeout merchandise offered exclusively to registered members.  Working directly with suppliers, or “fulfillment partners”, , Clearance provides its registered users with a  destination for closeout and clearance products, while giving our fulfillment partners a one-stop liquidation channel. Once users register on our website, they are then able to access our offered merchandise 24 hours a day, with the convenience of the use of a computer or internet-enabled devices.  Clearance.co is an online shopping experience that offers registered members not only savings on products, but also access to our responsive customer service team.  Nearly all of our sales are to customers located in the United States.  During the period ended December 31, 2013, no single customer accounted for more than 1% of our total net revenue.

Fulfillment Partners

With our “Fulfillment partners”, we sell such merchandise and products through our website.  We are considered to be the primary obligor for the majority of these sales transactions and we record revenue from the majority of these sales transactions on a gross basis. Our use of the term “supplier”, "partner" or "fulfillment partner" does not mean that we have formed any legal partnerships with any of our fulfillment partners. We currently have relationships with approximately 15 third parties who supply approximately 500 products, as well as most of the nine groups of products, on our Website. These third-party fulfillment partners, suppliers, perform such tasks as order picking and shipping; however, we handle returns and customer service related to substantially all orders placed through our website. Revenue generated from sales on our website from fulfillment partner businesses is recorded net of returns, coupons and other discounts.

2

Products

Our website shopping section is organized into 9 main tabs: For Super Clearance!, Women, Men, Home, Electronics, Kids, Outdoors, Jewelry and Pets.  From time to time, as the number of products and product categories change, we may reorganize our departments and/or categories to better reflect our current product offerings.

Payment

Generally, we require verification of receipt of payment, or authorization from credit card or other payment vendors whose services we offer to our users (such as PayPal), before we ship products to consumers or business purchasers. From time to time we grant credit to our business purchasers with normal credit terms (typically 30 days). For sales in our fulfillment partner business, we generally receive payments from our customers before our payments to our suppliers are due. However, certain merchant account providers routinely hold back a percentage of our credit sales for periods ranging from 4-6 months to offset any potential returns or refunds initiated by customers.

E-Commerce and Technology

Through e-commerce, we sell products at a significant discount than to those offered by traditional outlets.  More specifically, discount deals sites and flash sales sites have experience growth, due to a combination of factors, in particular, these e-commerce businesses have taken advantage of lower disposable incomes in conjunction with businesses trying to draw in customers.  Furthermore, the growing number of mobile internet connections has promoted a demand for discount deal websites.

We use our internally developed e-commerce website and a combination of proprietary technologies and commercially available licensed technologies and solutions to support our operations. We use the services of multiple telecommunications companies to obtain connectivity to the Internet. Currently, our primary computer infrastructure is located in a dedicated facility in Dallas, Texas.  Also, at our hosting infrastructure we have computer infrastructure, which we use primarily for backups, development, and testing.

Advantages to E-Commerce

Our users take advantage of our e-commerce platform by making their purchases directly from their computer or device with internet access, and then have their products delivered directly to their specified address. Clearance’s keys to success via e-commerce include:

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Driving traffic to an inviting and user-friendly homepage.

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Building excellent vendor relationships to offer great products at attractive prices with responsive customer service.

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Building excellent merchant account relationships.

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Sourcing quality and unique products that offer great value to our registered users yielding high margins of profits.

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Clearly listing products on the website with concise descriptions and pricing.

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Configuring placement of products according to our planned strategy including loss leader, highest margin, and brand recognition concepts.

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Highly encouraging membership registration in order to market back to our registered users via email to entice repeat customer business.

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Creating an effective social media strategy to offer testimonials, coupons and contests across all relevant social media platforms.

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Creating an effective marketing and search engine optimization strategy.

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Consistently analyzing the competitive landscape.

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Efficiently managing all logistics of the website to ensure prompt deliver, inventory control and return of merchandise.

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Hiring a team of bright and motivated employees, and creating a successful company culture.

3

Sales and Marketing

We use a variety of methods to target our consumer audience, including online campaigns, such as advertising through portals, keywords, search engines, affiliate marketing programs, social coupon websites, banners, e-mail, direct mail and viral and social media campaigns. We generally hire third parties to develop our campaigns and advertising.

Customers and Customer Service

Customers are the lifeblood of every business, whether a company is selling B2C, B2B or B2B2C.   Market analysis is necessary to understand our customer segmentation and how relevant and closely the offered products on our website are aligned with market customers.  Our goal is to secure and price quality products so that our customers span across all market segments.

We are committed to providing superior customer service. Our customer service team with dedicated in-house and outsourced professionals respond to e-mail inquiries on products, ordering, shipping status, returns and other areas of customer inquiry through the website.

RealtyValuator.com

Through our wholly owned subsidiary Development Tech, Inc., a Nevada corporation (“DTI”), we own and operate our real estate website RealtyValuator.com. RealtyValuator.com, is a multi-platform application that supports real estate investors by sourcing available properties in the market and providing tools to easily evaluate and capitalize on prospective property investments.  With RealtyValuator.com, even casual home investors can access sophisticated analytical tools typically reserved for large property investment firms with a team of analysts on staff.  Customers, and real estate investors, can quickly and easily assess a wide range of criteria about a property and determine the variance between a property’s list price and its’ official valuation, and using that information, can evaluate forecasted returns on investments in a multitude of scenarios.

Given the overwhelming interest in the foreclosed property market, RealtyValuator.com was conceived and developed to help ordinary people evaluate and invest in residential real estate like a professional firm. However, in addition to appealing to a consumer market, we are looking to roll out more features for professional real estate investors that will be able to subscribe to our service. We anticipate having new applications for auction notifications and alerts, customizable fields to make smarter recommendations and recommendations, and are looking at some options to develop a localized mobile app on multiple platforms.

The salient features of RealtyValuator.com are as follows:

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Customizable selection of real estate zones

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Comprehensive housing data and analysis tools

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Local foreclosure trends, rental rates, and comparatives

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Property updates and alerts

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Outstanding loan amounts and position on foreclosure properties

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Default amounts, auction updates, owner name and lender name

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Sales history and property info for 400-500 houses per week

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Estimated values, comp sales, comp listings and nearby foreclosure

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Equity and loan-to-value amounts for pre-foreclosures and auctions

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Judgment information, case number, and owner information

On January 30, 2014, we allowed users to sign up for access to the private beta version of RealtyValuator.com.  We opened full public access to the private beta version on February 14, 2014.  Such launch would allow users to test our system at no charge, while we continue to perfect the product, enhance the usability, add more needed tools, fix any bugs, do additional A and B testing.

During our private beta testing we have a) commenced bug and error testing on the database loads, and have fixed the search functionality while implementing some of the custom behavior tracking of users to better user’s search patterns; b) made the website mobile responsive, which allows real estate investors to use the website on most mobile devices; and c) have currently calculated that RealtyValuator.com has over 10,000 properties in our database since launching the private beta version.  Immediately after we complete our full beta testing, we plan to do some test marketing to analyze the user acquisition costs, and therefore determine our retail price for new users and subscribers.

For our hard launch, our plan is to promote RealtyValuator.com through a large press launch, with a push out on social media and listings in South Florida press outlets. We plan to target a minimum of 1,000 users, and plan such growth will continue naturally from such promotion.  We currently are planning on the initial launch to be in 22 counties in Florida, which can be expanded eventually to 67 counties in Florida.

We are also looking at expanding outside of the Florida market. There are many areas in the United States that have a backlog of foreclosures, but real estate investors don’t have a solution in place to help them outside of their local market to evaluate the real estate properly. We anticipate, and plan, that in the next quarter to start discussions with a city outside of the state of Florida to market and expand our services.

4

Competition

The competitive landscape for Clearance.co currently consists of online retailers such as Beyond The Rack, NoMoreRack, Zulily, Amazon, Overstock.com and other similar overstock & clearance e-commerce companies.  Clearance.co is positioned to become a leader in this field in a rapidly growing marketplace.   With only a marginal percentage of retail commerce transacting via online, we believe that an advantage exists as consumers continue to migrate to the online space instead of traditional shopping venues.

There are many applications in the current market that are similar to RealtyValutor.com, including but not limited to private real estate investment firms, Zillow.com, RealtyTrack.com, and Foreclosure.com, that are designed as tools to for real estate investors to understand the cost of converting a foreclosure property into a positive cash-flow rental.  RealtyValuator.com offers a less expensive set of tools that gives the small real estate investors similar access to big data as large real estate investment firms.

Intellectual Property and Trade Secrets

We regard our domain names and similar intellectual property as critical to our success. We rely on a combination of laws and contractual restrictions with our employees, customers, suppliers, affiliates and others to establish and protect our proprietary rights, including the law pertaining to trade secrets. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use our intellectual property or trade secrets without authorization. In addition, we cannot ensure that others will not independently develop similar intellectual property.  Currently, we own and operate Clearance.co, Realtyvaluator.com and DevelopmentCapitalGroup.com, and own the aforementioned domain names and the domain name Eclearanceoutlet.com.

Government Approval and Regulation

We are subject to government regulation in many areas, including but not limited to user privacy, telecommunications, and data protection. The application of these laws and regulations to our business is often unclear and sometimes may conflict. It may take years to determine whether and how existing laws such as those governing intellectual property, privacy, advertising, and others will apply. Nonetheless, laws and regulations directly applicable to the Internet, communications, commerce, and advertising are becoming more prevalent. Due to the increasing popularity and use of the Internet, it is possible that laws and regulations may be adopted covering issues such as user privacy, content, quality of products and services and much more. Further, the growth and development of the market for e-commerce may prompt calls for more stringent consumer protection laws, both in the United States and abroad, which may impose additional burdens on companies conducting business online. Compliance with these regulations may involve significant costs or require changes in business practices that result in reduced revenue. Noncompliance could result in penalties being imposed on us or orders that we stop the alleged noncompliant activity.

Currently, we do not need government approval in connection with our products or services.

Environmental Laws

To the knowledge of management, neither the Company, nor its subsidiaries have caused or permitted, any hazardous material to be used, placed, stored, or disposed of on or under any real estate owned, leased or operated by or any off-site location, except in compliance with applicable environmental law. Additionally, we have not received any environmental notices or aware of any environmental issues arising from or relating to our business operations.

Employees

As of March 31, 2014, the Company and its subsidiaries had nine (9) full time employees and seven (7) independent contractors.

5

Item 1A. Risk Factors.

Our operations and financial results are subject to various risks and uncertainties, including those described below.  You should carefully consider the risks described below and all other information contained in our Annual and Quarterly reports, and this Current Report on Form 8-K, including our audited financial statements and related notes, and our unaudited pro forma combined financial statements, which could materially and adversely affect our business, results of operations or financial condition. Our business faces significant risks and the risks described below may not be the only risks we face. Additional risks not presently known to us or that we currently believe are immaterial may materially affect our business, results of operations, or financial condition. If any of these risks occur, the trading price of our common stock could decline.

Risks Associated with our Business and Industry

Because we have a short operating history in an evolving industry, our past results may not be indicative of future performance, and our future performance may fluctuate materially and increase your investment risk.

We have a short operating history in a rapidly evolving industry that may not develop as expected, if at all. Our relatively short operating history makes it difficult to assess our future prospects. You should consider our business and prospects in light of the risks and difficulties we may encounter.

Our future success will depend in large part upon our ability to, among other things:

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acquire new customers who purchase products from us at the same rate and of the same type as existing customers;

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retain our existing customers and have them continue to purchase products from us at rates and methods consistent with their prior purchasing behavior;

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encourage customers to expand the categories of products they purchase from us;

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attract new vendors to supply quality products that we can offer to our customers at attractive prices;

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retain our existing vendors and have them supply additional quality products that we can offer to our customers at attractive prices;

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increase the awareness of our brand;

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provide our customers and vendors with a superior experience;

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fulfill and deliver orders in a timely way and in accordance with customer expectations, which may change over time;

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respond to changes in consumer access to and use of the Internet and mobile devices;

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react to challenges from existing and new competitors;

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expand our business in new and existing markets, both domestic and international;

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avoid interruptions or disruptions in our business;

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develop a scalable, high-performance technology and fulfillment infrastructure that can efficiently and reliably handle increased usage, as well as the deployment of new features and the sale of new products and services;

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respond to macroeconomic trends; and

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hire, integrate and retain talented personnel.

6

We experience seasonal trends in our business and our mix of product offerings, which change from day-to-day and quarter-to-quarter. This variability makes it difficult to predict sales and can result in significant fluctuations in our net sales from period-to-period. We base our expense levels and investment plans on our estimates of net sales and gross margins.

The cumulative effects of these factors or our inability to manage any of the risks and difficulties identified above and elsewhere in this section could result in large fluctuations and unpredictability in our quarterly and annual operating results. As a result, comparing our operating results on a period-to-period basis may not be meaningful. You should not rely on our past results as an indication of our future performance. This variability and unpredictability could also result in our failing to meet the expectations of industry or investors for any period. If our net sales or operating results fall below the expectations of investors or below any forecasts we may provide to the market, or if the forecasts we provide to the market are below the expectations of investors, the price of our stock could decline substantially. Such a stock price decline could occur even when we have met any previously publicly stated net sales or earnings forecasts that we may provide.

If we fail to effectively manage our growth, our business, financial condition and operating results could be harmed.

To effectively manage our growth, we must continue to implement our operational plans and strategies, improve and expand our infrastructure of people and information systems and expand, train and manage our employee and contractor base. To support continued growth, we must effectively integrate, develop and motivate a large number of new employees, while maintaining our corporate culture.

We have incurred significant operating losses in the past, and we may not be able to generate sufficient net sales to achieve or maintain profitability. Our recent net sales growth may not be sustainable, and a failure to maintain an adequate growth rate will materially and adversely affect our business, financial condition and operating results.

The business of selling products over the Internet, particularly on the flash sales model, is dynamic and relatively new. The market segment for the flash sales model has grown significantly, and this growth may not be sustainable. If customers cease to find the flash sales model shopping experience fun and a good value, or otherwise lose interest in shopping in this manner, we may not acquire new customers at rates consistent with historical or projected periods, and existing customers’ buying patterns and levels may be less than historical or projected rates.

Our success depends on our ability to attract customers in a cost-effective manner. Our decisions regarding investments in customer acquisition substantially depend upon our analysis of the net sales generated from customers we acquired in earlier periods. If our assumptions regarding our customer acquisition investment and resulting net sales from these customers, including those relating to the effectiveness of our marketing expenditures, prove incorrect, our ability to generate net sales from our investments in new customer acquisitions may be less than we have assumed and than we have experienced in the past. In such case, we may need to increase expenses or otherwise alter our strategy, and our business, financial condition and operating results may be materially and adversely affected.

Our business is highly dependent upon email and other messaging services for promoting our sites and products. We provide daily emails and mobile alerts to subscribers informing them of what is available for purchase on our sites that day, and we believe these emails are an important part of our customer experience and help generate a substantial portion of our net sales. If we are unable to successfully deliver emails or other messages to our subscribers, or if subscribers decline to open our emails or messages, our net sales and profitability would be adversely affected.

We accept payments using a variety of methods, including credit card, debit card, and PayPal. As we offer new payment options to consumers, we may be subject to additional regulations, compliance requirements and fraud. For certain payment methods, including credit and debit cards, we pay interchange and other fees, which may increase over time and raise our operating costs and lower profitability. We are also subject to payment card association operating rules and certification requirements, including the Payment Card Industry Data Security Standard and rules governing electronic funds transfers, which could change or be reinterpreted to make it difficult or impossible for us to comply. If we fail to comply with the rules or requirements of any provider of a payment method we accept, among other things, we may be subject to fines or higher transaction fees and may lose, or face restrictions placed upon, our ability to accept credit and debit card payments from consumers or facilitate other types of online payments. If any of these events were to occur, our business, financial condition and operating results could be materially and adversely affected.

Government regulation of the Internet and e-commerce is evolving, and unfavorable changes or failure by us to comply with these regulations could substantially harm our business and results of operations.

Our failure or the failure of third-party service providers to protect our sites, networks and systems against security breaches, or otherwise to protect our confidential information, could damage our reputation and brand and substantially harm our business and operating results.

Our business depends on network and mobile infrastructure, our single third-party data center hosting facility, other third-party providers and our ability to maintain and scale our technology. Any significant interruptions or delays in service on our sites or any undetected errors or design faults could result in limited capacity, reduced demand, processing delays and loss of customers or vendors.

7

General Risks

Our management team has limited experience managing a public company, and regulatory compliance may divert its attention from the day-to-day management of our business.

Our results could be adversely affected by natural disasters, public health crises, political crises or other catastrophic events. Our principal offices are located in Los Angeles, California, an area that has experienced earthquakes in the past, and are thus vulnerable to damage. Natural disasters, such as hurricanes, tornadoes, floods, earthquakes and other adverse weather and climate conditions; unforeseen public health crises, such as pandemics and epidemics; political crises, such as terrorist attacks, war and other political instability; or other catastrophic events, whether occurring in the United States or internationally, could disrupt our operations or the operations of one or more of our vendors. In particular, these types of events could impact our product supply chain from or to the impacted region and could impact our ability or the ability of third parties to operate our sites. In addition, these types of events could negatively impact consumer spending in the impacted regions or depending upon the severity, globally. To the extent any of these events occur, our business, financial condition and operating results could be materially and adversely affected.

Our ability to raise capital in the future may be limited, and our failure to raise capital when needed could prevent us from growing.

Although the federal securities law provides a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks. As a result, if we are a penny stock we will not have the benefit of this safe harbor protection in the event of any claim that the material provided by us contained a material misstatement of fact or was misleading in any material respect because of our failure to include any statements necessary to make the statements not misleading.

The SEC has adopted regulations which generally define so-called “penny stocks” to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. Our common stock may be considered a “penny stock”. Therefore, we will become subject to Rule 15g-9 under the Exchange Act, or the “Penny Stock Rule”. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers. Rule 15g-9 defines an “established customer” as any person for whom the broker or dealer or a clearing broker acting on behalf of such broker or dealer carries an account, and who in such account: (i) has effected a securities transaction, or made a deposit of funds or securities, more than one year previously or (ii) has made three purchases of penny stocks that occurred on separate days and involved different issuers. For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.  Our common stock may not qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

8

Item 2. Financial Information.

Completion of Acquisition or Disposition of Assets.

On March 31, 2014, the Company completed its acquisition of Clearance.co according to the terms of the Agreement. The disclosure provided in the Original Filing Items 1.01 and 2.01 of this Form 8-K are hereby incorporated by reference such Items into this Item 2.

Results of operations and financial condition.

These items are incorporated by this reference into this Item 2:

•

See Item 1 of 10-Q Filing of the Company on February 13, 2014 for the Company’s unaudited financial statements for the period ended December 31, 2013.

•

See Exhibit 99.1 of this Form 8-K/A Report for Clearance’s audited financial statements for the period ended December 31, 2013

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See Exhibit 99.2 of this Form 8-K/A Report for the required unaudited pro forma financial information related to the acquisition.

Item 3. Properties.

The Company does not own any real estate or other properties.  Clearance.co’s office is located at 984 Monument Street, Pacific Palisades, CA 90254.  For such office space we pay approximately $5,500 per month, and have a lease for 12 months that expires in August 2014.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The following table and information for this Item 4, sets forth that as of March 31, 2014, by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Shahbod Rastegar	45,000,000	42.64%
Common Stock	Joseph Ricard	2,200,000	2.08%
Common Stock	Johnathan Lindsay	9,000,000	8.53%
Common Stock	All officers and directors as a group	56,200,000	53.25%

Based on 105,542,735 shares of common stock issued and outstanding as of March 31, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Changes in Control

The Company’s acquisition of Clearance.co resulted in a “change in control” whereby the Clearance.co shareholders as a group obtained approximately 76% of the Company’s outstanding stock.

Item 5. Directors and Officers.

The following table sets forth information regarding our current executive officer and directors as well as other key members of our management. Our officers and directors will serve one-year terms or until their resignation or removal.

Name	Age	Positions
Shahbod Rastegar	42	Chief Executive Officer, Chairman of the Board of Directors, and Director
Andrew Fleischer	45	Chief Financial Officer, Treasurer and Director
Joseph Ricard	30	President and Director
Johnathan Lindsay	37	Director

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Biographies

Shahbod Rastegar, is the founder, Chief Executive Officer, and Chairman of Board of Clearance.co.  From its inception on April 22, 2013, until present, he has run the day-to-day operations of Clearance.co and the development of strategic opportunities.  Prior to Clerarance.co, Mr. Rastegar was a co-founder of NextStepSocial, a social media agency focused on creating engagement, influence, awareness and action for corporate brands, products, celebrities, athletes and publications.  Earlier in his career, Mr. Rastegar served as the president and co-founder of Metrix360, LLC and Pacific Media Project, both trusted Internet consulting agencies specializing in e-commerce marketing strategies.  In 1999, Mr. Rastegar was the VP and co-founder of TrafficMarketPlace, which is still one of the top 10 largest ad distribution networks in the world.  TrafficMarketPlace, now renamed epicmarketplace.com, was sold to Vivendi/Universal in 2001.  Mr. Rastegar began his Internet media career in 1998 at L90, Inc., a leading digital advertising network, as VP of sales.  L90 executed a successful IPO on the NASDAQ exchange in 2000.  Prior to L90, Mr. Rastegar served as Director of Sales at Servinet Consulting, a San Francisco based company specializing in providing custom network infrastructure, client/server software, Internet/Intranet development, and e-business integration.  The Company’s Board of Directors decided to appoint Mr. Rastegar to his positions with the Company due to his e-Commerce and digital marketing experience and his knowledge of public companies.

Andrew Fleischer, joined Clearance.co as its Chief Financial Officer in February 2014. His primary duties involve overseeing the company’s financial reporting, fundraising, and advising on business strategy. Mr. Fleischer is the President of Strategic CFO Services, LLC, a Maryland-based business advisory professional services firm that provides CFO consulting services to technology firms, manufacturers and distributors, contractors, and other service businesses.  From 2008 to 2010, Mr. Fleischer was the Chief Financial Officer, North America, of GoIndustry-DoveBid PLC, a publicly-traded international e-Commerce leader in the online auction of used industrial assets. Mr. Fleischer played a key role in the integration of US-based DoveBid, Inc. into London-based GoIndustry PLC. From 2000 to 2008, Mr. Fleischer was the Chief Financial Officer of Alabanza Corporation and BulkRegister.com, Inc., industry leading Internet infrastructure companies. From 2004 to 2008, Mr. Fleischer was a Director and Treasurer of privately-held Alabanza Corporation. In 2006 and 2007, Mr. Fleischer led two successful divestiture transactions to sell BulkRegister and Alabanza to achieve shareholder objectives. From 1996 to 2000, Mr. Fleischer held financial and systems management positions with Honeywell that included implementing new financial systems and pricing service contracts. From 1990 to 1996, Mr. Fleischer held auditing and advisory roles with national and regional public accounting firms. Mr. Fleischer is a licensed Certified Public Accountant (CPA) and received his Master’s in Business Administration (MBA) from The Johns Hopkins University.  The Company’s Board of Directors decided to appoint Mr. Fleischer to his positions with the Company due to his accounting and financial strategy background, e-Commerce and technology industry experience, and contacts with banking institutions.  At this time, we do not have a direct compensation agreement with Mr. Fleischer.

Joseph Ricard, started his first company at 22 while sitting in his dorm room at FSU. By the time he graduated he had hired fellow students to help build websites and fix computer issues in the Tallahassee area. After graduating at Florida State University with a degree in Information Technology, he took his passion west and joined a close friend Ilya Pozin in his Web Development startup Ciplex. Today Ciplex is the largest web development company in Los Angeles.  After leaving Los Angeles, Joseph headed to Miami, Florida, where he met and partnered with Ben Way, on a cloud-computing platform from London. Later Joseph focused on his own startup creating a company European Navigation Services based out of Bremerhaven, Germany, which expanded to offer homologation throughout the European market. By the age of 28, Joseph’s company was generating over $1.8mm in sales solely from a laptop. Joseph then founded a music app that worked anywhere in the world called Tunebash, which is one of the largest trending music apps in the Philippines. Today, Joseph runs a publicly traded company called Development Capital Group, which seeks out to acquire innovative technology that focus on changing industries which is completely scalable for application or enterprise use.

Johnathan Lindsay, has served as an officer and director of the Company since February 21, 2013, before such time he served as a Director, Secretary, Treasurer of Duma Energy Corp., previously known as Strategic American Oil Corporation from its inception to May 31st, 2011. He was co-founder of the company and also served as CFO from April 2007 to May 2011. Prior to his role with Duma, Mr. Lindsay served as Secretary and Treasurer of Uranium Energy Corp. from its inception in 2003 to 2006. Mr. Lindsay also co-founded Bullfrog Gold Corp. and Continental Resource Group (previously American Energy Fields, Inc.). He studied business at British Columbia Institute of technology in 1999 and 2000.  Mr. Lindsay has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

Family Relationships

There are no family relationships, as defined under Item 401 of Regulation S-K, between any of our executive officers or directors.

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Involvement in Certain Legal Proceedings

No officer, director, or persons nominated for such positions, promoter or significant employee has been involved in the last ten years in any of the following:

•

Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•

Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses).

•

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•

Having any government agency, administrative agency, or administrative court impose an administrative finding, order, decree, or sanction against them as a result of their involvement in any type of business, securities, or banking activity.

•

Being the subject of a pending administrative proceeding related to their involvement in any type of business, securities, or banking activity.

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Having any administrative proceeding been threatened against you related to their involvement in any type of business, securities, or banking activity.

Item 6. Executive Compensation.

See Item 11 of the Form 10-K for the fiscal year ended March 31, 2013, which item is incorporated by this reference.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

See Exhibit 10.2 of the Form 8-K filed April 4, 2014, which item is incorporated by this reference.

See Item 13 of the Form 10-K for the fiscal year ended March 31, 2013, which item is incorporated by this reference.

Item 8.

Legal Proceedings.

None.

Item 9.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

See Item 5 of the Form 10-K for the fiscal year ended March 31, 2013, which item is incorporated by this reference.

Item 10.

Recent Sales of Unregistered Securities.

These items are incorporated by this reference into this Item 10:

•

See Item 5 of the section entitled “Recent Sales of Unregistered Securities” of the Form 10-K as filed with the SEC for the fiscal years ended March 31, 2012, and 2013.

•

See Item 2 of the Form 10-Q’s as filed with the SEC for the quarters ended June 30, 2013, September 30, 2013, and December 31, 2013.

•

See Item 3.02 of the Original Filing, as well as Item 3.02 of the Current Report on Form 8-K as filed with the SEC on December 26, 2013, December 12, 2013.

Item 11.

Description of Registrant’s Securities to be Registered.

See Part I of the Company’s registration statement on Form S-1A, Amendment No. 4, as filed with the SEC on August 29, 2011.

Item 12.

Indemnification of Directors and Officers.

See Part II of the Company’s registration statement on Form S-1A, Amendment No. 4, as filed with the SEC on August 29, 2011.

Item 13.

Financial Statements and Supplementary Data.

The information provided in Item 9.01 of this Form 8-K/A, is incorporated in its entirety into this Item 13.

Item 14.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

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Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Clearance.co audited financial statements for period of inception, April 22, 2013 (inception) through December 31, 2013 are attached as Exhibit 99.1 to this Form 8-K/A, and are incorporated by this reference into this Form 8-K/A.

(b) Unaudited Pro forma financial information.

The following unaudited pro forma combined financial information is attached as Exhibit 99.2 to this Form 8-K/A, and are incorporated by this reference into this Form 8-K/A.

(c)  Exhibits

23	Consent of L.L. Bradford & Company, LLP
99.1	Clearance.co Audited Financial Statements for the period April 22, 2013 (inception) through December 31, 2013
99.2	Unaudited Pro Forma Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Shahbod Rastegar
Shahbod Rastegar Chief Executive Officer

Dated: May 19, 2014

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